ARTICLES OF MERGER MERGING
        MEDICONSULT.COM INC.(a Colorado Corporation) INTO
          MEDICONSULT.COM, INC.(a Delaware Corporation)

     ARTICLES OF MERGER entered into this 4th day of December, 1996 by and between MEDICONSULT.COM INC., a Colorado corporation and MEDICONSULT.COM, INC., a Delaware corporation.

     THIS IS TO CERTIFY:

     FIRST: MEDICONSULT.COM, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as "MEDICONSULT-DE"), and MEDICONSULT.COM INC., a corporation organized and existing under the laws of the State of Colorado (hereinafter sometimes referred to as "MEDICONSULT-CO"), agree that MEDICONSULT-CO shall be merged into MEDICONSULT-DE. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

     SECOND: MEDICONSULT-DE shall survive the merger and shall continue under the name of MEDICONSULT.COM, INC.

     THIRD: The parties to the Articles of Merger are MEDICONSULT.COM, INC., a corporation organized under the General Corporation Law of the State of Delaware and MEDICONSULT.COM INC., a corporation organized and existing under the laws of the State of Colorado.

     FOURTH: No amendment is made to the Articles of Incorporation of MEDICONSULT-DE, the surviving corporation, as part of the merger.

     FIFTH: The Plan of Merger is as set forth in the Agreement and Plan of Merger dated December 4, 1996, which is attached hereto and incorporated herein by this reference.

     SIXTH: The Agreement and Plan of Merger has been adopted by the Board of Directors of MEDICONSULT-DE and submitted for a vote of the sole stockhold-er. The sole stockholder of MEDICONSULT-DE approved the Agreement and Plan of Merger set forth in these Articles of Merger.

     SEVENTH: The Agreement and Plan of Merger was duly advised, authorized and approved in the manner required by the Articles of Incorporation of MEDICONSULT-CO and the laws of the State of Colorado, and the number of shares voted for the Agreement and Plan of Merger was sufficient for approval. On the date of the vote of the stockholders of MEDICONSULT-CO, the number and designation of shares of MEDICONSULT-CO outstanding were 14,739,400 shares of Common Stock, no par value, of which 11,000,000 shares voted unanimously in favor of the Agreement and Plan of Merger. No shares of any other class of stock were outstanding.

     EIGHTH: MEDICONSULT-DE hereby agrees that it may be served with process in the State of Colorado in any proceeding for the enforcement of any obligation of it arising from the merger, including the rights of any dissenting stockholders thereof, and hereby irrevocably appoints Jon D. Sawyer, located at 600 - 17th Street, Suite 2700, Denver, Colorado 80202, as its agent to accept service of process in any such suit or other proceedings, unless MEDICONSULT-DE shall hereafter designate in writing to the Secretary of State of Colorado a different address for such process, in which case the duplicate copy of such process shall be mailed to the last address so designated.

     IN WITNESS WHEREOF, the parties to the merger have caused these Articles of Merger to be signed in their respective corporate names and on their behalf by the respective presidents and witnessed or attested by their respective secretaries as of the 4th day of December, 1996.

ATTEST:                       MEDICONSULT.COM, INC.
                              (a Delaware Corporation)

/s/ Robert E. Jennings             /s/ Robert E. Jennings
Robert E. Jennings, Secretary      Robert E. Jennings, President

ATTEST:                       MEDICONSULT.COM INC.
                              (a Colorado Corporation)

/s/ Robert E. Jennings             /s/ Robert E. Jennings
Robert E. Jennings, Secretary      Robert E. Jennings, President

               AGREEMENT AND PLAN OF MERGER BETWEEN
          MEDICONSULT.COM INC. (A Colorado Corporation)
                               AND
          MEDICONSULT.COM, INC.(A Delaware Corporation)

     AGREEMENT AND PLAN OF MERGER made this 4th day of December, 1996, between MEDICONSULT.COM INC., a Colorado corporation (hereinafter called "MEDICONSULT-CO"), and MEDICONSULT.COM, INC., a Delaware corporation (hereinafter called "MEDICONSULT-DE").

     WHEREAS, MEDICONSULT-CO is a corporation organized and existing under the laws of the state of Colorado, its Certificate of Incorporation having been filed in the Office of the Secretary of State of Colorado on October 31, 1996 with its registered office located at 1401 17th Street, Suite 460, Denver, Colorado 80202, and the registered agent in charge thereof being Jon
D. Sawyer; and

     WHEREAS, MEDICONSULT-DE is a corporation organized and existing under the laws of the state of Delaware, its Certificate of Incorporation having been filed in the Office of the Secretary of State of Delaware on December 3rd, 1996, with its registered office located at 1013 Centre Road, Wilmington, Delaware 19805, and the registered agent in charge thereof being The Corporation Service Company (New Castle County); and

     WHEREAS, MEDICONSULT-CO has an authorized capital stock consisting of Seven Hundred Million (700,000,000) shares of Common Stock, no par value, of which 14,739,400 shares have been issued and are now outstanding, and Ten Million (10,000,000) shares of Preferred Stock, $.10 par value, of which no shares have been issued; and

     WHEREAS, MEDICONSULT-DE has an authorized capital stock consisting of Fifty Million (50,000,000) shares of Common Stock, $.001 par value, of which 100 shares have been issued and are now outstanding, and Five Million (5,000,000) shares of Preferred Stock, $.001 par value, of which no shares have been issued; and

     WHEREAS, the Boards of Directors of MEDICONSULT-CO and of MEDICONSULT-DE, respectively, deem it advisable and to the advantage and welfare of the two corporate parties and their respective shareholders that MEDICONSULT-CO merge with MEDICONSULT-DE under and pursuant to the provisions of the Colorado Business Corporation Act and the General Corporation Law of Delaware; and

     WHEREAS, the shareholders of MEDICONSULT-CO and MEDICONSULT-DE, respec-tively, have approved the merger as required by the Colorado Business Corporation Act and the General Corporation Law of Delaware.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, it is agreed by and between the parties hereto as follows:

     25. Merger. MEDICONSULT-CO shall be, and it hereby is, merged into MEDICONSULT-DE, which shall be the surviving corporation.

     26. Effective Date. This Agreement and Plan of Merger shall become effective immediately upon compliance with the laws of the States of Colorado and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

     27. Surviving Corporation. MEDICONSULT-DE shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate corporate existence of MEDICONSULT-CO shall cease forthwith upon the Effective Date.

     28. Articles of Incorporation. The present Articles of Incorporation of MEDICONSULT-DE shall be the Articles of Incorporation of MEDICONSULT-DE following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof and the laws of the State of Delaware.

     29. Bylaws. The present Bylaws of MEDICONSULT-DE shall be the Bylaws of MEDICONSULT-DE following the Effective Date unless and until the same shall be amended or repealed in accordance with the provisions thereof.

     30. Further Assurance of Title. If at any time MEDICONSULT-CO shall consider or be advised that any acknowledgments or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to MEDICONSULT-DE any right, title or interest of MEDICONSULT-CO held immediately prior to the Effective Date, MEDICONSULT-CO and its proper officers and directors shall and will execute and deliver all such acknowl-edgments or assurances in law and do all things necessary or proper to acknowledge or confirm such right, title or interest in MEDICONSULT-DE as shall be necessary to carry out the purposes of this Agreement and Plan of Merger, and MEDICONSULT-DE and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the Company or otherwise.

     31. Retirement of Outstanding Stock. Forthwith upon the Effective Date, each of the 100 shares of the Common Stock of MEDICONSULT-DE presently issued, outstanding and owned by MEDICONSULT-CO shall be retired.

     8. Conversion of Outstanding Stock. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of MEDICONSULT-CO shall be converted into one (1) fully paid and nonassessable share of Common Stock of MEDICONSULT-DE, and each certificate nominally representing shares of Common Stock of MEDICONSULT-CO shall be forthwith surrendered for cancellation and reissuance of share certificates in MEDICONSULT-DE.

     9. Book Entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of MEDICONSULT-DE in accordance with the following:

          (a) The assets and liabilities of MEDICONSULT-CO shall be recorded at the amounts at which they are carried on the books of MEDICONSULT-CO immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the 100 shares of Common Stock of MEDICONSULT-DE presently issued and outstanding.

          (b) There shall be credited to the Capital Account the aggregate amount of the par value per share of all of the Common Stock of MEDICONSULT-CO resulting from the conversion of the outstanding common Stock of MEDICONSULT-CO.

          (c) There shall be credited to Capital Surplus Account an amount equal to that carried on the Capital Surplus Account of MEDICONSULT-CO immediately prior to the Effective Date.

          (d) There shall be credited to Earned Surplus Account an amount equal to that carried on the Earned Surplus Account of MEDICONSULT-CO immediately prior to the Effective Date.

     10. Termination. This Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of MEDICONSULT-CO at any time prior to the Effective Date, whether before or after approval by the shareholders of the two corporate parties hereto.

     11. Expenses of Merger. MEDICONSULT-DE shall pay all expenses of carrying this Agreement and Plan of Merger into effect and accomplishing the merger herein provided for.

     12. Lawful Corporate Action. The undersigned warrant and represent that the execution of this Agreement and Plan of Merger is the lawful corporate act of each Company.

     IN WITNESS WHEREOF, each of the parties hereto pursuant to authority duly granted by the Board of Directors has caused this Agreement and Plan of Merger to be executed on the date and year first above written.

MEDICONSULT.COM INC.              MEDICONSULT.COM, INC.
  (a Colorado corporation)          (a Delaware corporation)


By  /s/ Robert E. Jennings        By  /s/ Robert E. Jennings
    Robert E. Jennings, President     Robert E. Jennings, President


By  /s/ Robert E. Jennings        By  /s/ Robert E. Jennings
    Robert E. Jennings, Secretary     Robert E. Jennings, Secretary